UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

 (Address of principal executive offices)

(Zip code)

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

 (Name and address of agent for service)

With copy to:

Stephanie A. Djinis, Esq

Law Offices of Stephanie A. Djinis

1749 Old Meadow Road, Suite 310

McLean, Virginia 22102

Registrant's telephone number, including area code: (212) 508-4537

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2005

Pinnacle Value Fund Annual Report                                               December 31, 2004

Dear Fellow Shareholders,

A rising tide lifted virtually all investment boats in 2004. Almost every asset class did well including large and small cap stocks, bonds (investment grade & high yield), real estate, commodities and emerging markets. The pessimism and despair of a few years ago has yielded to unbridled investor enthusiasm, an embrace of risk and lofty security valuations. The Russell 2000 index of small companies (our benchmark) recovered all ground lost during the previous decline and closed the year at an all time high. The larger cap S&P 500 is still off about 20% from its high set in mid 2000 but trades at 22 times earnings, and 3.5 times book value with a dividend yield of 1.7%.  Not inexpensive.

This backdrop made our job of finding undervalued securities(with minimal risk to capital) especially challenging. We found a few, especially during the 6 week period in mid Summer when the Russell 2000 collapsed by almost 20%. During that period sellers far outnumbered buyers, bids were nonexistent and the number of stocks making 52 week new lows dwarfed the number making new highs. We were able to purchase a moderate number of securities at reasonable valuations. But optimism soon returned fueled by low interest rates, hopes for a sustained, robust economic recovery and excess liquidity.

RESULTS in 2004

Our 2004 results were respectable on both an absolute and relative basis:

Calendar Year Total Returns	2004	2003
Pinnacle Value Fund*	19.6%	13.7%
Russell 2000**	18.3	47.3
S&P 500**	10.9%	28.7%

* Fund inception: April 1, 2003;   ** Includes dividend reinvestment

We ended the year 62% invested and were well below that for most of the year, averaging about 55% invested for the full 12 months. We ended the year with 42 positions where the average market cap is about $160 million. We sold 4 positions that became takeover targets for a collective 42% gain: Edelbrock, Minuteman, PriceLegacy, Prime Hospitality.

Our continual goal in managing Fund assets is to achieve a long term performance record superior to the that of the Russell 2000 with much less risk. Our objective is to match the Russell’s performance during rising markets and significantly outperform it during flat or declining markets. One of the ways you “win” the investment game is by not losing. That is, preserving your capital on the downside, on which you can earn a nice return  when things improve. We currently have more capital than investment ideas but are hopeful this will change as the year unfolds. We seek to acquire shares of companies with capable managers, strong balance sheets, large insider ownership and long term operating histories that are trading at significant discounts to underlining earnings power or asset values. At some point we’ll have an  attractive buying opportunity. We will be ready.

R.G. BARRY: WHAT CAN GO WRONG (AND RIGHT) FOR A STOCK

In last year’s Annual, I mentioned we were accumulating shares of a company for which I had high hopes. This hope materialized in 2004.

R.G. Barry is a Columbus, Ohio based producer of women’s slippers best known for their Dearfoams brand. Founded by the Zacks family in 1947, the company grew nicely to $150 million in sales by the mid 1990s at which point they had about 40% US market share and a strong presence in most retail channels.  However growth soon  stalled and competitors (especially Far East based) began to make inroads. Barry reacted by pushing into additional distribution channels (supermarkets, Internet) which didn’t work very well. They also ignored their high cost infrastructure consisting of operations in Ohio, Mexico, Texas and Europe. Results soon got seriously off track, losses mounted and liquidity issues with their bank became a concern.

By early 2004 the shares had collapsed from $17 to  $1.70. At this point we bought a few shares- the balance sheet remained intact and visits to several retailers indicated that Dearfoams still had respectable shelf space. We were further encouraged when the Board fired the founder’s son as CEO and replaced him with outsider Tom von Lehman. Tom had no experience in footwear and this would be his first shot at running a public company. He was a reorganization consultant and was hired earlier by Barry  to help negotiate a new financing package. Tom worked behind the scenes for several months putting together a financing package to give Barry breathing room. During that time he gained an insider’s view of the challenges and opportunities facing Barry. We concluded he wouldn’t have become CEO unless he saw a real opportunity to return  to profitability.

At this point we had a conversation with Tom about his plans for the future and liked what we heard.  We began buying additional shares. Of course, as often happens in a situation like this the shares continued to fall. The write-offs taken to restructure the firm and return it to profitability were larger than expected, wiping out much of their equity.  Some customers, uncertain about Barry’s future, went elsewhere. We monitored the situation closely and continued to buy at lower prices. Barry’s results began to improve and in August, von Lehman bought 84,500 shs. himself on the open market at $2.18/sh.

At Dec. 31, Barry’s shares closed at $3.52, a healthy premium to our $2.05 cost. We are hopeful results will continue to improve. Morals of the story- 1) If you’ve done your homework properly, you’ll have the conviction to buy more shares at lower prices;

2) Always try to buy securities as you would groceries- when they’re on sale.

By now you should have received your Dec. 31 quarterly statement. As always, if you have any questions about your account or the Fund, don’t hesitate to call or write.

Thank you for your continued support and enthusiasm.

John E. Deysher                                                                            Pinnacle Value Fund

President and Portfolio Manager                                                 1414 Sixth Ave.- 900

212-508-4537                                                                                 New York, NY 10019

TOP 10 POSITIONS

% net assets

1. Regency Affiliates- Conglomerate	5.6%
2. R.G. Barry- Women’s footwear	4.3
3. United Retail- Mall based women’s clothing retailer	4.2
4. Unifi- Polyester & nylon yarns/threads	4.1
5. Cadus - Cash rich corporate shell with large net operating loss carryforwards	4.0
6. MVC Capital- Business Development Co.	3.7
7. Aristotle Conv. Pfd- Education supplements & supplies K12	3.3
8. Southern Energy Homes- Manufactured homes & components	3.0
9. Ameritrans Capital Pfd.-Specialty finance	2.4
10. SCPIE Holdings- Medical malpractice insurer	2.2

Total	36.8%

TOP 5 WINNERS (realized & unrealized gains)

1. CFC International	$262,000
2. United Retail Group	149,500
3. R.G. Barry	136,700
4. Southern Energy Homes	118,200
5. Cutter & Buck	$88,700

TOP 5 SINNERS (realized & unrealized losses)

1. Regency Affiliates	$35,500
2. Delta Woodside	27,900
3. Cadus	14,400
4. BRT Realty	8,900
5. Electro-Sensors	$4,900

Industry Classifications
Auction Market Preferreds	5.2%
Cash & Equivalents	33.1
Consumer Goods & Services	11.7
Financials	13.8
Holding Cos.	11.3
Industrial Goods & Services	23.0
Technology	1.9
100.0%

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED DECEMBER 31, 2004

	1 Year	Since Inception
Pinnacle Value Fund	19.65%	19.24%
Russell 2000 Index	18.32%	40.90%

Pinnacle Value Fund
Russell 2000 Index
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$18,242
$13,605
4/1/2004
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004

This chart assumes an initial investment of $10,000 made on 4/1/2003 (commencement of operations).  Total return is based on the net change in NAV assuming reinvestment of all distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

		Schedule of Investments
		December 31, 2004
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Aerospace & Defense
4,000	Sifco Industries, Inc. *	$ 7,600	$ 22,960	0.30%

Apparel/Accessories
3,000	Delta Apparel	46,069	72,750
200	Velcro Industries NV	2,449	2,652
		48,518	75,402	0.99%
Business Development Cos.
200	Capital Southwest	11,508	15,704
31,000	MVC Capital	251,368	281,480
		262,876	297,184	3.90%
Conglomerate
2,500	Argan, Inc. *	14,825	14,825
78,600	Regency Affiliates *	460,840	426,012
5,400	United Capital Corp. *	103,571	122,310
		579,236	563,147	7.38%
Chemical Distribution
15,600	Arrow Magolia *	25,649	27,300	0.36%

Electric Housewares & Fans
2,200	National Presto Industries, Inc.	89,068	100,100	1.31%

Financial Services
198,310	Cadus Corp. *	317,838	303,414
65,000	Cathay Merchant Group, Inc. *	41,050	50,700
18,000	Ergo Science Corp. *	41,760	43,920
48,300	Kent Financial Services, Inc. *	111,482	132,825
15,200	Medallion Financial Corp.	114,745	147,440
1,000	MFC BanCorp, Ltd. *	19,040	20,000
18,700	Paulson Financial *	115,920	155,210
3,000	Refac *	14,856	12,750
10,700	Webfinancial Corp. *	25,263	26,643
		801,954	892,902	11.70%
Food Processing
4,500	Golden Enterprises, Inc.	9,900	12,420	0.16%

Footwear
92,700	Barry R.G. Corp. *	189,621	326,304	4.28%

Furniture & Fixtures
13,900	Reconditioned Systems *	24,980	22,935	0.30%

Industrial Instruments For Measurement, Display, and Control
37,000	Electronic Sensors	155,516	150,591	1.97%

Insurance
16,600	SCPIE Holdings, Inc. *	146,925	164,340	2.15%

IT Services
34,000	Technology Solutions Company *	29,422	37,740	0.49%

Manufacturing Housing
500	Liberty Homes, Inc.	2,085	2,400
48,000	Southern Energy Homes *	106,489	226,080
		108,574	228,480	2.99%
Miscellaneous Capital Goods
5,900	Hardinge, Inc.	44,686	78,529	1.03%

Patent Owners & Lessors
68,500	Opti, Inc. *	101,770	104,120	1.36%

Ship & Boat Building & Repairing
57,900	Conrad Industries, Inc. *	123,387	134,328	1.76%

Real Estate Investment Trusts
14,000	First Union Real Estate Equity & Mortgage Investments *	40,006	52,780
30	USA Real Estate Investors Trust	14,490	16,650
		54,496	69,430	0.91%

Retail
6,000	Deb Shops, Inc.	111,276	150,240
74,300	United Retail Group, Inc. *	158,314	321,719
		269,590	471,959	6.18%
Textile Mill Products
123,780	Delta Woodside Industries, Inc. *	105,837	77,981
82,000	Unifi, Inc. *	238,773	314,060
		344,610	392,041	5.14%

Total for Common Stock		$ 3,418,378	$ 4,172,212	54.66%

Auction Market Preferreds
4	Aim Select Real Estate, Inc. Fund Pfd - W7	100,000	100,000
4	Advent Claymore Conv. Sec. Inc. Fund Pfd - M7	100,000	100,000
4	Pioneer High Income Trust Pfd - M7	100,000	100,000
4	Western Asset Premium Bond Fund Pfd - M7	100,000	100,000

Total for Auction Market Preferred Stock		$ 400,000	$400,000	5.24%

Convertible Preferreds
14,800	Ameritrans Capital Corp. Pfd	167,041	182,780
28,000	Aristotle Corp. Convertible Pfd - I	214,924	250,320
4,000	First Union Real Estate 8.4% Convertible Pfd - A	96,090	101,920

Total for Convertible Preferred Stock		$ 478,055	$535,020	7.01%

SHORT TERM INVESTMENTS
Money Market Fund
519,290	First American Govt Obligation Fund Cl Y 1.80% **	519,290	519,290	6.81%

Repurchase Agreements
500,000	US Bank Repo 9/20/2004 1.70% 1/3/2005 (a)	500,000	500,000
500,000	US Bank Repo 10/1/2004 1.50% 2/1/2005 (b)	500,000	500,000
500,000	US Bank Repo 12/1/2004 2.00% 3/1/2005 (c)	500,000	500,000
500,000	US Bank Repo 11/4/2004 2.00% 2/3/2005 (d)	500,000	500,000
	Total Repurchase Agreements	2,000,000	2,000,000	26.20%

Total for Short Term Investments		$ 2,519,290	$ 2,519,290	33.01%

	Total Investments	$ 6,815,723	$ 7,626,522	99.92%

	Other Assets less Liabilities		6,029	0.08%

	Net Assets		$ 7,632,551	100.00%

(a) Collateralized by GNMA-2,, 500,000 par value 5.00% due 4/20/2033, value $510,174
(b) Collateralized by FGLMC, 500,000 par value 5.00% due 4/1/2033, value $510,414
(c) Collateralized by FNCI, 500,000 par value 4.50% due 11/01/2018, value $510,418
(d) Collateralized by FGLMC, 500,000 par value 5.00% due 4/01/2033, value $510,414

* Non-Income producing securities, ** Dividend Yield.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2004

Assets:
Investment Securities at Market Value	$ 7,626,522
(Identified Cost -$ 6,815,723)
Receivables:
Cash	4,078
Dividends and Interest	15,004
Fund Shares Sold	250
Total Assets	7,645,854
Liabilities:
Payables:
Management Fees	192
Accrued Expenses	13,111
Total Liabilities	13,303
Net Assets	$ 7,632,551
Net Assets Consist of:
Paid-In Capital	$ 6,520,409
Accumulated Realized Gain on Investments - Net	301,343
Unrealized Apppreciation in Value
of Investments Based on Identified Cost - Net	810,799
Net Assets	$ 7,632,551
Net Asset Value and Redemption Price
Per Share ($7,632,551/594,496 shares outstanding) , no par value, unlimited
shares authorized	$12.84

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST
Statement of Operations
For the Year Ended December 31, 2004

Investment Income:
Dividends	$ 75,187
Interest	23,338
Total Investment Income	98,525
Expenses: (Note 2)
Investment Advisor Fees	75,681
Transfer Agent & Fund Accounting Fees	22,236
Audit Fees	10,000
Insurance Fees	7,670
Custodial Fees	4,706
Legal Fees	2,986
Trustee Fees	2,962
Printing & Mailing Fees	2,444
Miscellaneous Fees	2,073
Registration Fees	500
Total Expenses	131,258
Reimbursed Expenses	(22,883)
Net Expenses	108,375

Net Investment Loss	(9,850)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	596,346
Change in Unrealized Appreciation on Investments	571,336
Net Realized and Unrealized Gain on Investments	1,167,682

Net Increase in Net Assets from Operations	$ 1,157,832

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets
	Year	4/1/2003*
	Ended	to
	12/31/2004	12/31/2003
From Operations:
Net Investment Loss	$ (9,850)	$ (23,221)
Net Realized Gain on Investments	596,346	124,337
Net Unrealized Appreciation	571,336	239,463
Increase in Net Assets from Operations	1,157,832	340,579
From Distributions to Shareholders:
Net Realized Gain from Security Transactions	(346,674)	(39,595)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,091,288	4,285,322
Shares issued in Reinvestment of Dividends	339,414	38,470
Cost of Shares Redeemed	(334,085)	-
Net Increase from Shareholder Activity	2,096,617	4,323,792

Net Increase in Net Assets	2,907,775	4,624,776

Net Assets at Beginning of Period	4,724,776	100,000
Net Assets at End of Period	$ 7,632,551	$ 4,724,776

Share Transactions:
Issued	176,425	405,899
Reinvested	26,853	3,441
Redeemed	(28,122)	-
Net increase in shares	175,156	409,340
Shares outstanding beginning of period	419,340	10,000
Shares outstanding end of period	594,496	419,340

*commencement of operations

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	Year	4/1/2003*
	Ended	to
	12/31/2004	12/31/2003
Net Asset Value -
Beginning of Period	$ 11.27	$ 10.00
Net Investment Loss	(0.02)	(0.09)
Net Gains or Losses on Securities
(realized and unrealized)	2.23	1.46
Total from Investment Operations	2.21	1.37

Distributions from Capital Gains	(0.64)	(0.10)

Paid-in Capital from Redemption Fees (Note 2) (a)	0.00	0.00

Net Asset Value -
End of Period	$ 12.84	$ 11.27

Total Return	19.65%	13.71%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 7,633	$ 4,725

Before Reimbursement
Ratio of Expenses to Average Net Assets	2.17%	4.00%	**
Ratio of Net Loss to Average Net Assets	(0.54)%	(3.38)%	**
After Reimbursement
Ratio of Expenses to Average Net Assets	1.79%	1.78%	**
Ratio of Net Loss to Average Net Assets	(0.16)%	(1.16)%	**

Portfolio Turnover Rate	71.66%	68.44%

* Commencement of operations.
** Annualized
(a) Less than $0.01 per share

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

Notes to Financial Statements

December 31, 2004

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees (“Board”) to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board .

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued as determined in good faith by Adviser, subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using the amortized cost method.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and CDs. Money market funds typically invest in short term instruments and attempt to maintain a stable NAV. While the risk is low, these funds may lose value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Company records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  The Fund account and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.  For the year ended December 31, 2004, the Fund reclassified $9,850 from net investment loss to accumulated realized gain, due to certain permanent book and tax differences.  Net assets of the Fund were not affected by this change.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The charge is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption.  The redemption fee is deducted from the proceeds otherwise payable to the shareholder. For the year ended December 31, 2004, redemption fees of $805 were returned to the Fund.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the yearend Dec. 31, 2004, Adviser waived $22,883 of its fee.  An officer and trustee of the Fund is also an officer of  the Adviser.

Advisory Agreement also provides for expense reimbursement from Adviser, if  Fund’s total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.79% of Fund’s average daily net assets through Dec. 31, 2005.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following 3 year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  At Dec. 31, 2004, cumulative unreimbursed amount paid/or waived by Adviser on behalf of the Fund is $67,454.  Adviser may recapture $44,571 no later than Dec. 31, 2006 and $22,883 no later than Dec. 31, 2007.

4.)

PURCHASES AND SALES OF SECURITIES

For the year end Dec.31, 2004, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $4,338,598 and $2,618,024 respectively.

5.)

FEDERAL TAX INFORMATION

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to Oct. 31 on the sale of securities.

The tax character of distributions paid during the year ended December 31, 2004 is as follows:

                                                      2004

Short Term Capital Gain       $ 182,841

Long Term Capital Gain       $ 163,833

At Dec. 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes

$6,815,723

Gross tax unrealized appreciation

$921,610

Gross tax unrealized depreciation

(110,811)

Net tax unrealized appreciation

810,799

Accumulated realized gain on investments –net

$301,343

Accumulated Earnings

$1,112,142

SUPPLEMENTAL INFORMATION (unaudited)

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At Dec. 31, 2004, the Deysher family held, in aggregate, more than 11% of the Fund.

    PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the twelve month period ended June 30, 2004, are available without charge upon request by (1) by calling the Fund at 1-877-369-3705 or visiting www.pinnaclevaluefund.com or  www.sec.gov.

    QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first (end Mar.31) and third quarter (end Sept 30) of each  year on Form N-Q.  Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on November 29, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on this public service).You may also obtain copies by calling the Fund at 1-877-369-3705.

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (50)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Associates

Independent Trustees
Edward P.Breau, CFA (72)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (49)	Trustee	Unlimited	Associate General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (40)	Trustee	Unlimited	President, Mohawk Asset	Dir.,Electric
		Since Inception	Management	City Funds

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

Expense Illustration

Expense Example

As a shareholder of  the Fund, you pay ongoing expenses, including management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. You may also incur  redemption fees , which are not shown in this section but may result in higher total costs.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through Dec. 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading  "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2004	December 31, 2004	July 1,2004 to December 31,2004

Actual	$1,000.00	$1,148.64	$9.67
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.18	$9.07

* Expenses are equal to the Fund's annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust, including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2004 and the period April 1, 2003 (commencement of operations) to December 31, 2003.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year ended December 31, 2004 and the period April 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

February 8, 2005

SERVICE PROVIDERS

Transfer Agent: Mutual Shareholder Services, 8869 Brecksville Rd-C, Brecksville OH 44141

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Auditors: Tait, Weller & Baker, 1818 Market St, Suite 2400, Philadelphia PA 19103

Legal Counsel: Law Offices of Stephanie A. Djinis, 1749 Old Meadow Rd.-310, McLean, VA 22102

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant  does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in the fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/04      FYE 12/31/03

Audit fees                                                                                    $8,000              $8,000

Tax fees                                                                                         2,000               2,000

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/04    FYE 12/31/03

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                         $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date March 10, 2005